SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549




                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        JANUARY 21, 1997


Berry Plastics Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware                          33-75706-02                      35-1813706
(STATE OR OTHER JURISDICTION     (COMMISSION                     (IRS EMPLOYER
  OF INCORPORATION)                FILE NUMBER)              IDENTIFICATION NO.)

101 Oakley Street
Evansville, Indiana                                                     47710
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


Registrant's telephone number, including area code        (812) 424-2904




(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On January 21, 1997, Berry Plastics Corporation, a Delaware corporation (the "Registrant"), acquired PackerWare Corporation, a Kansas corporation ("PackerWare"). Pursuant to the Agreement and Plan of Reorganization dated as of January 14, 1997 (the "Agreement"), among the Registrant, PackerWare Acquisition Corporation, a Kansas corporation ("Merger Sub"), PackerWare and the stockholders of PackerWare, Merger Sub was merged (the "Merger") with and into PackerWare, with PackerWare surviving the Merger (the "Surviving Corporation," under the name PackerWare Corporation) as a wholly-owned subsidiary of the Registrant, on a basis whereby all outstanding capital stock of PackerWare was converted into the right to receive an aggregate of approximately $6.5 million in cash. An additional $1.5 million in cash is being held in escrow for a two-year period (with one-third of the then-remaining balance to be released in March 1998) to satisfy certain indemnification obligations, the remaining balance of which, if any, at the end of such period will be paid to the former stockholders of PackerWare. An additional amount of approximately $18.3 million of indebtedness and expenses of PackerWare was paid by the Registrant. A copy of the Agreement is filed as
Exhibit 2.1 hereto and a copy of an Amendment to the Agreement is filed as
Exhibit 2.2 hereto, and such documents are hereby incorporated by reference herein.

           The Registrant used the proceeds of term loans in the aggregate principal amount of $27.0 million provided by NationsBank, N.A. to finance the acquisition.

           The property, plant and equipment acquired has been and will continue to be used primarily for the manufacture of plastic products, including containers, drink cups, housewares and lawn and garden products.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) and (b)The financial statements and pro forma financial information that are required to be included herein are not so included, and such statements and information shall be filed not later than April 7, 1997.

     (c)   Exhibits

                          Exhibit No.                               Document
                              2.1              Agreement and Plan of Reorganization dated as of
                                               January 14, 1997 (the "Agreement and Plan of
                                               Reorganization"), among Berry Plastics Corporation,
                                               PackerWare Acquisition Corporation, PackerWare
                                               Corporation and the Shareholders of PackerWare
                                               Corporation.
                              2.2              Amendment dated January 20, 1997, to the Agreement
                                               and Plan of Reorganization.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BERRY PLASTICS CORPORATION


                           By:   /S/ JAMES M. KRATOCHVIL
                              James M. Kratochvil
                              Vice President, Chief Financial Officer,Treasurer and Secretary





Dated:  February 3, 1997

                             EXHIBIT INDEX

       Exhibit No.                                Document                                 Page No.
           2.1            Agreement and Plan of Reorganization dated as of January
                          14, 1997 (the "Agreement and Plan of Reorganization"),
                          among Berry Plastics Corporation, PackerWare Acquisition
                          Corporation, PackerWare Corporation and the Shareholders
                          of PackerWare Corporation.
           2.2            Amendment dated January 20, 1997, to the Agreement and
                          Plan of Reorganization.